UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

ACE SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,
dated as of February 1, 2006, providing for the issuance of
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Asset-Backed Pass-Through
Certificates)

ACE Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-123741-17	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6525 Morrison Blvd., Suite 318, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

Pursuant to the terms of the Master Mortgage Loan Purchase and Interim Servicing Agreement dated May 1, 2004, as amended by Amendment Number One, dated September 29, 2004, Amendment Number Two, dated June 1, 2005 and Amendment Number Three, dated November 29, 2005 (collectively, the “Purchase and Servicing Agreement”), each between DB Structured Products, Inc (the “Sponsor”) and Fremont Investment & Loan (“Fremont”), which Purchase and Servicing Agreement was modified by and assigned to ACE Securities Corp. (the “Depositor”) pursuant to that certain assignment, assumption and recognition agreement, dated as of February 28, 2006 (the “AAR Agreement”; and together with the Purchase and Servicing Agreement, the “Servicing Agreement”), among the Sponsor, Fremont and the Depositor, Fremont is servicing certain of the mortgage loans in the pool of mortgage loans backing the ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Asset-Backed Pass-Through Certificates. The Servicing Agreement is attached hereto as Exhibit 99.1. The Depositor assigned the rights (but not the obligations) of the Depositor under the Servicing Agreement to HSBC Bank USA, National Association, as trustee (the “Trustee”) for the holders of ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 Asset Backed Pass-Through Certificates pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2006, among the Depositor, the Trustee, Ocwen Loan Servicing, LLC as a servicer, Wells Fargo Bank, N.A. as a servicer, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a)          Not applicable

(b)          Not applicable

(c)	Exhibits

Exhibit No.	Description
99.1
Assignment, Assumption and Recognition Agreement, dated as of February 28, 2006, among DB Structured Products, Inc. as Assignor, ACE Securities Corp. as Assignee and Fremont Investment & Loan as Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 19, 2006

ACE SECURITIES CORP.

By: /s/ Evelyn Echevarria
Name: Evelyn Echevarria
Title: Vice President

By: /s/ Patricia C. Harris
Name: Patricia C. Harris
Title: Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.1	Assignment, Assumption and Recognition Agreement, dated as of February 28, 2006, among DB Structured Products, Inc. as Assignor, ACE Securities Corp. as Assignee and Fremont Investment & Loan as Company	6

EXHIBIT 99.1